UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2012

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2828 N. Harwood St., 15th Floor, Dallas, Texas		75201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 999-7552

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 23, 2012, the Board of Directors of MoneyGram International, Inc. (the “Company”) appointed David B. Brown, age 49, as the Company’s Senior Vice President – Chief Accounting Officer (principal accounting officer). Prior to joining the Company, Mr. Brown worked for Dresser, Inc., a $2 billion multi-national energy equipment company, since 2007. At Dresser, Mr. Brown served as Chief Financial Officer from February 2011 until December 2011 and Chief Accounting Officer and Controller from February 2008 until February 2011. Prior to joining Dresser, Mr. Brown was a consultant serving as Dresser’s Interim Chief Accounting Officer from August 2007 until February 2008 and as a consultant for Alvarez & Marsal Business Consulting, LLC from June 2007 through August 2007, where he worked solely on Dresser’s finance improvement project. Prior to his work with Dresser, Mr. Brown served as Senior Director Finance and Process Improvement of Brinks, Inc. from 2006 until June 2007.

As Senior Vice President – Chief Accounting Officer of the Company, Mr. Brown will receive an annual base salary of $310,000 (“Base Salary”). Mr. Brown will also be eligible to participate in the Company’s equity incentive compensation program and the Company’s Performance Bonus Plan (the “PBP”), pursuant to which Mr. Brown will be eligible for an annual bonus of 50% of his Base Salary if annual PBP bonus base targets are achieved and 100% of his Base Salary if annual PBP bonus maximum targets are achieved. Annual PBP bonus targets will be established by the Company’s Board of Directors.

Mr. Brown will replace Rebecca L. Lobsinger as the Company’s principal accounting officer. Ms. Lobsinger ceased to serve as the Company’s principal accounting officer, effective January 23, 2012, but continues with the Company as its Vice President – Controller.

A copy of a press release announcing the appointment is attached as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On January 25, 2012, the Board of Directors of the Company approved an amendment to the Company’s bylaws, effective as of January 25, 2012, to remove the office of controller from the list of required officers.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Company’s bylaws that is being filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Amendment to Bylaws of MoneyGram International, Inc., dated as of January 25, 2012
99.1	Press release, dated January 26, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

January 26, 2012	By:	/s/ James E. Shields

Name: James E. Shields
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amendment to Bylaws of MoneyGram International, Inc., dated as of January 25, 2012
99.1	Press Release, dated January 26, 2012